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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              ____________________



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 16, 2005


                           LONG ISLAND FINANCIAL CORP.
               (Exact name of registrant as specified in charter)

        DELAWARE                      0-29826                  11-3453684
        --------                      -------                  ----------
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
    of incorporation)                                        Identification No.)

           1601 VETERANS HIGHWAY, SUITE 120, ISLANDIA, NEW YORK 11749
           ----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (631) 348-0888
                                                           --------------



                                 NOT APPLICABLE
    -----------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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                           CURRENT REPORT ON FORM 8-K
                           --------------------------



ITEM 8.01      Other Events
               ------------

               On November 16, 2005, Long Island Financial Corp. and New York Community Bancorp, Inc. issued a press release announcing that shareholders of Long Island Financial Corp. had approved the acquisition of the company by New York Community Bancorp, Inc. at a special meeting of stockholders held that day. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.


ITEM 9.01      Financial Statements and Exhibits
               ---------------------------------

      (c) Attached as Exhibit 99.1 is the press release issued by Long Island Financial Corp. and New York Community Bancorp, Inc. on November 16, 2005.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            LONG ISLAND FINANCIAL CORP.



                                         By: /s/ Douglas C. Manditch
                                             -----------------------------------
                                             Douglas C. Manditch
                                             President & Chief Executive Officer
                                             Dated: November 16, 2005



                                         By: /s/ Thomas Buonaiuto
                                             -----------------------------------
                                             Thomas Buonaiuto
                                             Vice President & Treasurer
                                             Dated: November 16, 2005


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                                  EXHIBIT INDEX

99.1 Press release issued by Long Island Financial Corp. and New York Community Bancorp, Inc. on November 16, 2005.